UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22707

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue New York, NY		10017
(Address of principal executive offices)		(Zip code)

Francis C. Poli 280 Park Avenue New York, NY 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2017

Item 1. Schedule of Investments

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2017 (Unaudited)

	Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE 13.9%
BANKS 4.5%
Bank of America Corp., 6.50%, Series Y(a)	40,675	$1,095,784
Citigroup, 6.875% to 11/15/23, Series K (a),(b)	136,080	3,944,959
GMAC Capital Trust I, 7.10%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Mo. US LIBOR + 5.785%)(c)	975,475	25,752,540
PrivateBancorp, 7.125%, due 10/30/42	106,855	2,687,724
Regions Financial Corp., 6.375% to 9/15/24, Series B (a),(b)	62,050	1,773,389
		35,254,396
FINANCIAL—INVESTMENT BANKER/BROKER 1.7%
Morgan Stanley, 6.875% to 1/15/24, Series F (a),(b)	255,821	7,390,669
Morgan Stanley, 6.375% to 10/15/24, Series I (a),(b)	210,980	5,979,173
		13,369,842
INDUSTRIALS—CHEMICALS 1.7%
CHS, 6.75% to 9/30/24(a),(b)	192,523	5,304,009
CHS, 7.10% to 3/31/24, Series II (a),(b)	290,589	8,429,987
		13,733,996
INSURANCE 1.6%
LIFE/HEALTH INSURANCE 0.6%
MetLife, 4.00%, Series A (FRN) (3 Mo. US LIBOR + 1.000%, Floor 4.00%)(a),(c)	206,431	5,171,097

LIFE/HEALTH INSURANCE—FOREIGN 0.5%
Aegon NV, 4.00%, Series I (FRN) (3 Mo. US LIBOR + 0.875%, Floor 4.00%) (Netherlands)(a),(c)	159,074	3,849,591

REINSURANCE 0.2%
Reinsurance Group of America, 5.75% to 6/15/26, due 6/15/56(b)	65,600	1,898,464

REINSURANCE—FOREIGN 0.3%
Aspen Insurance Holdings Ltd., 5.95% to 7/1/23 (Bermuda)(a),(b)	73,555	2,049,242
TOTAL INSURANCE		12,968,394

PIPELINES 0.7%
NuStar Energy LP, 7.625% to 6/15/22, Series B (a),(b)	199,847	5,146,060

REAL ESTATE 3.2%
DIVERSIFIED 1.9%
Colony NorthStar, 8.50%, Series D(a)	134,475	3,478,868
Retail Properties of America, 7.00%(a)	99,400	2,534,700
Urstadt Biddle Properties, 7.125%, Series F(a)	128,484	3,259,639

	Number of Shares		Value
VEREIT, 6.70%, Series F(a)	227,627		$5,856,843
			15,130,050
HOTEL 1.0%
Summit Hotel Properties, 7.125%(a)	115,500		2,955,645
Summit Hotel Properties, 7.875%, Series B(a)	186,650		4,787,573
			7,743,218
RESIDENTIAL—MANUFACTURED HOME 0.3%
Sun Communities, 7.125%, Series A(a)	100,000		2,525,000
TOTAL REAL ESTATE			25,398,268

UTILITIES 0.5%
SCE Trust IV, 5.375% to 9/15/25, Series J (a),(b)	136,000		3,695,120
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$102,081,717)			109,566,076

	Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES 119.7%
BANKS 32.7%
AgriBank FCB, 6.875% to 1/1/24(a),(b)	$36,200	†	4,002,363
BAC Capital Trust XIV, 4.00%, Series G (FRN) (3 Mo. US LIBOR + 0.400%, Floor 4.00%)(a),(c)	16,930,000		15,088,862
Bank of America Corp., 6.25% to 9/5/24, Series X (a),(b)	6,410,000		7,075,038
Bank of America Corp., 6.50% to 10/23/24, Series Z (a),(b)	12,082,000		13,675,314
Citigroup, 5.95% to 8/15/20, Series Q (a),(b)	5,250,000		5,542,031
Citigroup, 6.125% to 11/15/20, Series R (a),(b)	5,129,000		5,494,441
Citigroup, 6.25% to 8/15/26, Series T (a),(b)	3,092,000		3,482,365
CoBank ACB, 6.25% to 10/1/22, Series F, 144A (a),(b),(d)	117,000	†	12,603,100
CoBank ACB, 6.125%, Series G(a)	32,250	†	3,193,759
CoBank ACB, 6.25% to 10/1/26, Series I (a),(b)	6,255,000		6,917,448
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A ,(a),(b),(d)	67,500	†	7,425,000
Goldman Sachs Capital II, 4.00%, (FRN) (3 Mo. US LIBOR + 0.768%, Floor 4.00%)(a),(c)	1,102,000		991,800
Goldman Sachs Group/The, 5.70% to 5/10/19, Series L (a),(b)	6,850,000		7,081,188
JPMorgan Chase & Co., 7.90% to 4/30/18, Series I (a),(b)	8,000,000		8,250,000
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S (a),(b)	12,400,000		14,198,744
JPMorgan Chase & Co., 5.30% to 5/1/20, Series Z (a),(b)	7,500,000		7,837,500
Mellon Capital IV, 4.00%, Series 1 (FRN) (3 Mo. US LIBOR + 0.565%, Floor 4.00%)(a),(c)	56,635,000		52,245,787

	Principal Amount		Value
PNC Financial Services Group, 6.75% to 8/1/21(a),(b)	$6,965,000		$7,844,331
SunTrust Capital III, 1.97%, due 3/15/28, (FRN) (3 Mo. US LIBOR + 0.650%)(c)	3,400,000		3,130,788
US Bancorp, 3.50%, Series A, (FRN) (3 Mo. US LIBOR + 1.020%, Floor 3.50%)(a),(c)	27,758	†	24,759,720
USB Capital IX, 3.50%, (FRN) (3 Mo. US LIBOR + 1.020%, Floor 3.50%)(a),(c)	9,878,000		8,809,200
Wachovia Capital Trust II, 1.804%, due 1/15/27, (FRN) (3 Mo. US LIBOR + 0.50%)(c)	1,000,000		942,500
Wachovia Capital Trust III, 5.57%, (FRN) (3 Mo. US LIBOR + 0.930%, Floor 5.57%)(a),(c)	5,000,000		5,018,750
Wells Fargo & Co., 7.98% to 3/15/18, Series K (a),(b)	13,200,000		13,612,500
Wells Fargo & Co., 5.875% to 6/15/25, Series U (a),(b)	10,000,000		11,142,500
Wells Fargo Capital X, 5.95% due 12/15/36 (TruPS)	5,893,000		6,659,090
			257,024,119
BANKS—FOREIGN 37.1%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(b),(d)	5,900,000		6,681,750
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (EUR) (Spain)(a),(b)	8,600,000		11,834,111
Banco Bilbao Vizcaya Argentaria SA, 9.00% to 5/9/18 (Spain)(a),(b)	5,200,000		5,391,100
Banco Santander SA, 5.25% to 9/29/23 (EUR) (Spain)(a),(b)	4,600,000		5,464,197
Banco Santander SA, 6.75% to 4/25/22 (EUR) (Spain)(a),(b)	4,400,000		5,733,399
Barclays PLC, 5.875% to 9/15/24 (GBP) (United Kingdom)(a),(b)	1,200,000		1,590,289
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(b)	5,200,000		5,674,505
Barclays PLC, 8.25% to 12/15/18 (United Kingdom)(a),(b)	8,095,000		8,567,950
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(d)	1,800,000		2,036,250
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)(a),(b),(d)	12,100,000		13,325,125
Cooperatieve Rabobank UA, 6.625% to 6/29/21 (EUR) (Netherlands)(a),(b)	3,600,000		4,810,311
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(d)	8,550,000		10,142,617
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(a),(b)	10,000,000		10,800,000
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(b),(d)	2,463,000		2,789,788
Danske Bank A/S, 6.125% to 3/28/24 (Denmark)(a),(b)	4,400,000		4,732,288
DNB Bank ASA, 5.75% to 3/26/20 (Norway)(a),(b)	2,300,000		2,373,823
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(a),(b)	7,800,000		8,372,809
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(d)	4,530,280		5,834,480

	Principal Amount	Value
HSBC Capital Funding LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(d)	$5,395,000	$8,588,193
HSBC Holdings PLC, 6.00% to 5/22/27 (United Kingdom)(a),(b)	3,800,000	3,983,920
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b)	5,800,000	6,236,798
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)(a),(b)	8,400,000	9,166,500
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(a),(b)	5,400,000	5,832,259
Intesa Sanpaolo SpA, 7.00% to 1/19/21, Series EMTN (EUR) (Italy)(a),(b)	2,400,000	3,031,563
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b)	12,050,000	13,541,187
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(a),(b),(d)	2,800,000	2,904,160
Nationwide Building Society, 10.25% (GBP) (United Kingdom)(a)	9,780,000	20,444,103
Rabobank Nederland, 11.00% to 6/30/19, 144A (Netherlands)(a),(b),(d)	21,275,000	24,120,531
Royal Bank of Scotland Group PLC, 7.50% to 8/10/20 (United Kingdom)(a),(b)	1,600,000	1,679,600
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(a),(b)	3,427,000	4,371,139
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(b)	14,000,000	15,557,500
Skandinaviska Enskilda Banken AB, 5.75% to 5/13/20, Series EMTN (Sweden)(a),(b)	4,800,000	4,968,643
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(b),(d)	6,000,000	6,510,000
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(d)	3,689,000	4,110,468
Societe Generale SA, 8.25% to 11/29/18, Series EMTN (France)(a),(b)	2,083,000	2,207,188
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(b),(d)	1,600,000	1,712,000
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(d)	3,200,000	3,468,000
Swedbank AB, 6.00% to 3/17/22 (Sweden)(a),(b)	6,400,000	6,806,515
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a),(b)	1,800,000	1,980,434
UBS Group AG, 6.875% to 3/22/21 (Switzerland)(a),(b)	2,200,000	2,366,718
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a),(b)	2,400,000	2,700,120
UBS Group AG, 7.125% to 2/19/20 (Switzerland)(a),(b)	6,300,000	6,709,727
UBS Group AG, 7.125% to 8/10/21 (Switzerland)(a),(b)	9,400,000	10,201,322

	Principal Amount		Value
UniCredit SpA, 6.75% to 9/10/21, Series EMTN (EUR) (Italy)(a),(b)	$2,000,000		$2,470,257
			291,823,637
ELECTRIC 0.9%
INTEGRATED ELECTRIC 0.2%
Southern California Edison Co., 6.25% to 2/1/22, Series E (a),(b)	1,500,000		1,672,500

REGULATED ELECTRIC 0.7%
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series B (b)	4,980,000		5,272,470
			6,944,970
FINANCIAL 2.1%
DIVERSIFIED FINANCIAL SERVICES 0.7%
State Street Corp., 5.25% to 9/15/20, Series F (a),(b)	5,152,000		5,435,360

INVESTMENT BANKER/BROKER 1.4%
Charles Schwab Corp./The, 7.00% to 2/1/22(a),(b)	9,785,000		11,289,933
TOTAL FINANCIAL			16,725,293

FOOD 0.7%
Dairy Farmers of America, 7.875%, 144A(a),(d),(e)	55,000	†	5,842,034

INDUSTRIALS—DIVERSIFIED MANUFACTURING 3.4%
General Electric Co., 5.00% to 1/21/21, Series D (a),(b)	25,550,000		27,056,173

INSURANCE 28.2%
LIFE/HEALTH INSURANCE 7.4%
MetLife, 9.25%, due 4/8/38, 144A(d)	8,300,000		12,346,250
MetLife, 5.25% to 6/15/20, Series C (a),(b)	6,156,000		6,361,980
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A(d)	10,800,000		14,526,000
Prudential Financial, 5.20% to 3/15/24, due 3/15/44(b)	2,600,000		2,767,375
Prudential Financial, 5.375% to 5/15/25, due 5/15/45(b)	2,000,000		2,165,000
Prudential Financial, 5.625% to 6/15/23, due 6/15/43(b)	16,208,000		17,686,980
Prudential Financial, 5.875% to 9/15/22, due 9/15/42(b)	2,507,000		2,779,636
			58,633,221
LIFE/HEALTH INSURANCE—FOREIGN 12.8%
Aegon NV, 2.397%, (FRN) (10 yr. USISDA +0 .100%, Cap 8.50%) (Netherlands)(a),(c)	20,985,000		17,967,357
Dai-ichi Life Insurance Co. Ltd., 4.00% to 7/24/26, 144A (Japan)(a),(b),(d)	12,000,000		11,910,000
Dai-ichi Life Insurance Co. Ltd., 5.10% to 10/28/24, 144A (Japan)(a),(b),(d)	5,100,000		5,482,500

	Principal Amount	Value
Dai-ichi Life Insurance Co. Ltd., 7.25% to 7/25/21, 144A (Japan)(a),(b),(d)	$4,150,000	$4,749,156
La Mondiale Vie, 7.625% to 4/23/19 (France)(a),(b)	12,050,000	12,859,218
Meiji Yasuda Life Insurance Co., 5.20%, 144A to 10/20/25, due 10/20/45, 144A (Japan)(b),(d)	19,800,000	21,542,400
Nippon Life Insurance Co., 4.70% to 1/20/26, 144A (Japan)(b),(d)	14,900,000	15,626,375
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)(b),(d)	7,200,000	7,731,000
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)(b),(d)	2,400,000	2,744,400
		100,612,406
MULTI-LINE 1.2%
Hartford Financial Services Group/The, 3.44%, due 2/12/67, 144A, Series ICON (FRN) (3 Mo. US LIBOR + 2.125%)(c),(d)	6,460,000	6,217,750
Nationwide Mutual Insurance Co., 3.61%, due 12/15/24, 144A, (FRN) (3 Mo.US LIBOR + 2.290%)(c),(d)	3,125,000	3,124,928
		9,342,678
MULTI-LINE—FOREIGN 1.7%
AXA SA, 0.858%, (FRN) (EUAMDB10 + 0.050%, Cap 8.00%) (EUR) (France)(a),(c)	5,000,000	5,061,583
AXA SA, 6.463% to 12/14/18, 144A (France)(a),(b),(d)	7,902,000	8,129,182
		13,190,765
PROPERTY CASUALTY 1.6%
Liberty Mutual Group, 7.80%, due 3/7/37, 144A(d)	5,503,000	6,961,295
Liberty Mutual Group, 4.225%, due 3/7/37, 144A, (FRN) (3 Mo. US LIBOR + 2.905%)(c),(d)	6,075,000	5,953,500
		12,914,795
PROPERTY CASUALTY—FOREIGN 1.7%
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(b)	8,155,000	9,202,673
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b)	4,000,000	4,329,704
		13,532,377
REINSURANCE—FOREIGN 1.8%
Aquarius + Investments PLC, 6.375% to 9/1/19, due 9/1/24 (Ireland) (b)	2,505,000	2,645,280

	Principal Amount		Value
Aquarius + Investments PLC, 8.25% to 9/1/18, Series EMTN (Ireland)(a),(b)	$10,600,000		$11,130,986
			13,776,266
TOTAL INSURANCE			222,002,508

INTEGRATED TELECOMMUNICATIONS SERVICES 0.2%
Telefonica Europe BV, 7.625% to 9/18/21 (EUR) (Netherlands)(a),(b)	900,000		1,282,983

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN 2.4%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(d)	6,122	†	7,101,520
SoftBank Group Corp., 6.00% to 7/19/23 (Japan)(a),(b)	8,100,000		8,195,256
SoftBank Group Corp., 6.875% to 7/19/27 (Japan)(a),(b)	3,200,000		3,300,320
			18,597,096
MATERIAL—METALS & MINING 2.1%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)(b),(d)	13,700,000		16,166,000

MEDIA 0.4%
Viacom, 5.875% to 2/28/22, due 2/28/57(b)	3,290,000		3,293,203

PIPELINES 4.6%
Enbridge, 5.50% to 7/15/27, due 7/15/77 (Canada)(b)	4,100,000		4,161,500
Enbridge, 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b),(c)	3,655,000		3,883,438
Enterprise Products Operating LLC, 5.25%, to 8/16/27, due 8/16/77, Series E (b)	4,050,000		4,095,563
Transcanada Trust, 5.30% to 3/15/27, due 3/15/77 (Canada)(b)	5,375,000		5,512,734
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(b)	4,500,000		4,783,500
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)	12,573,000		13,673,137
			36,109,872
REAL ESTATE—FINANCE 0.3%
AT Securities BV, 5.25% to 7/21/23 (Netherlands)(a),(b)	2,500,000		2,495,050

UTILITIES 4.6%
ELECTRIC UTILITIES—FOREIGN 4.4%
NextEra Energy Capital Holdings, 4.664%, due 9/1/67, Series D (FRN) (3 Mo. US LIBOR + 3.348%)(c)	1,770,000		1,776,447

		Principal Amount	Value
ELECTRIC UTILITIES—FOREIGN 4.4%
Emera, 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		$17,290,000	$19,753,825
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(b),(d)		12,232,000	14,846,590
			34,600,415
TOTAL UTILITIES			36,376,863
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$863,987,350)			941,739,800

CORPORATE BONDS—REAL ESTATE 0.8%
FINANCE 0.3%
iStar, 6.00%, due 4/1/22		2,500,000	2,593,750
SPECIALTY 0.5%
Equinix, 2.875%, due 10/1/25 (EUR) (United States)		3,000,000	3,566,585
TOTAL CORPORATE BONDS (Identified cost—$6,161,269)			6,160,335

		Number of Shares
SHORT-TERM INVESTMENTS 0.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.92%(f)		6,400,000	6,400,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$6,400,000)			6,400,000
TOTAL INVESTMENTS(g) (Identified cost—$978,630,336)	135.2%		1,063,866,211
LIABILITIES IN EXCESS OF OTHER ASSETS	(35.2)		(276,731,352)
NET ASSETS (Equivalent to $27.30 per share based on 28,830,580 shares of common stock outstanding)	100.0%		$787,134,859

Note: Percentages indicated are based on the net assets of the Fund.

† Represents shares.

(a) Perpetual security.  Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.  The date indicated, if any, represents the next call date.

(b) Security converts to floating rate after the indicated fixed-rate coupon period.

(c) Variable rate.  Rate shown is in effect at September 30, 2017.

(d) Resale is restricted to qualified institutional investors. Aggregate holdings amounted to $283,252,342 or 36.0% of the net assets of the Fund, of which 0.0% are illiquid.

(e) Security value is determined based on significant unobservable inputs (Level 3).

(f) Rate quoted represents the annualized seven-day yield of the fund.

(g) Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate (resets monthly) Receivable(a)	Floating Payment Frequency	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Fair Value
$60,000,000	1.117%	Quarterly	1.237%	Monthly	October 19, 2021	$—	$1,447,773	$1,447,773
90,000,000	1.203%	Quarterly	1.237%	Monthly	October 19, 2022	—	2,714,132	2,714,132
31,000,000	1.848%	Quarterly	1.237%	Monthly	October 19, 2022	—	(120,620)	(120,620)
90,000,000	1.288%	Quarterly	1.237%	Monthly	October 19, 2023	—	3,199,187	3,199,187
						$—	$7,240,472	$7,240,472

(a) Based on 1 Mo. US LIBOR (London Interbank Offered Rate). Represents rates in effect at September 30, 2017.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	2,643,975	USD	3,164,891	10/3/17	$39,976
Brown Brothers Harriman	EUR	2,977,033	USD	3,584,318	10/3/17	65,762
Brown Brothers Harriman	EUR	25,860,529	USD	30,795,364	10/3/17	230,796
Brown Brothers Harriman	GBP	13,885,285	USD	17,904,381	10/3/17	(701,893)
Brown Brothers Harriman	GBP	4,153,667	USD	5,479,061	10/3/17	(86,851)
Brown Brothers Harriman	USD	24,206,830	GBP	18,038,952	10/3/17	(34,646)
Brown Brothers Harriman	USD	37,209,918	EUR	31,481,537	10/3/17	(1,877)
Brown Brothers Harriman	EUR	5,099,938	USD	6,019,151	11/2/17	(18,094)
Brown Brothers Harriman	EUR	31,446,829	USD	37,225,152	11/2/17	(1,220)
Brown Brothers Harriman	GBP	16,467,210	USD	22,117,604	11/2/17	30,029
						$(478,018)

The amount of all interest rate swap contracts and forward foreign currency exchange contracts as presented in the tables above are representative of the volume of activity for these derivative types during the nine months ended September 30, 2017.

Glossary of Portfolio Abbreviations

EUAMDB	Euribor ICE Swap Rate
EUR	Euro Currency

FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Over-the-counter (OTC) interest rate swaps are valued utilizing quotes received from a  third-party pricing service.  OTC options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•      Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

There were $2,687,724 of securities transferred from Level 1 to Level 2, which resulted from the Fund receiving a broker quote for one security as of September 30, 2017.

The following is a summary of the inputs used as of September 30, 2017 in valuing the Fund’s investments carried at value:

		Quoted Prices in Active Markets for Identical Investments	Other Significant Observable Inputs	Significant Unobservable Inputs
	Total	(Level 1)	(Level 2)	(Level 3)
Preferred Securities - $25 Par Value:
Banks	$35,254,396	$32,566,672	$2,687,724	$—
Other Industries	74,311,679	74,311,679	—	—
Preferred Securities - Capital Securities:
Banks	257,024,119	24,759,720	232,264,399	—
Food	5,842,034	—	—	5,842,034
Other	685,033,983	—	685,033,983	—
Short-Term Investments	6,400,000	—	6,400,000	—
Total Investments(a)	$1,063,866,211	131,638,071	$926,386,106	$5,842,034	(b)
Interest Rate Swap Contracts	$7,361,092	$—	$7,361,092	$—
Forward Foreign Currency Exchange Contracts	366,563	—	366,563	—
Total Unrealized Appreciation in Other Financial Instruments(a)	$7,727,655	$—	$7,727,655	$—
Interest Rate Swap Contracts	$(120,620)	$—	$(120,620)	$—
Forward Foreign Currency Exchange Contracts	(844,581)	—	(844,581)	—
Total Unrealized Depreciation in Other Financial Instruments(a)	$(965,201)	$—	$(965,201)	$—

(a)  Portfolio holdings are disclosed individually on the Schedule of Investments.

(b)  Level 3 investments are valued by a third-party pricing service.  The inputs for these securities are not readily available or cannot be reasonably estimated.  A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Preferred Securities - Capital Securities - Food
Balance as of December 31, 2016	$—
Purchases	5,878,125
Change in unrealized appreciation (depreciation)	(36,091)
Balance as of September 30, 2017	$5,842,034

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2017 which were valued using significant unobservable inputs (Level 3) amounted to $(36,901).

Note 2.   Derivative Instruments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in forward foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Item 2. Controls and Procedures

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing of this report.

(b)                                 During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)                                 Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Principal Executive Officer

Date: November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin		Name: James Giallanza
	Title: President and Principal Executive Officer		Title: Principal Financial Officer

Date: November 28, 2017